SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                            Form 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):
                          June 23, 1997

                 American National Bancorp, Inc.
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     (Exact name of registrant as specified in its charter)

Delaware                   0-26870                 52-1943817
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(State or other     (Commission File No.)       (I.R.S. Employer
  jurisdiction                                Identification No.)
of incorporation)

       Registrant's telephone number, including area code:
                         (410) 752-0400


                         Not Applicable
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  (Former name or former address, if changed since last report)

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Item 1(b).     Change of Control of the Registrant.
               -----------------------------------

     On June 23, 1997, American National Bancorp, Inc. ("American National" or the "Registrant") and its wholly owned subsidiary, American National Savings Bank, F.S.B., entered into an Agreement and Plan of Reorganization (the "Agreement") with Crestar Financial Corporation ("Crestar") and its wholly owned subsidiary, Crestar Bank. The Agreement provides for the merger of the Registrant into Crestar (the "Merger"), and for Crestar to exchange shares of its common stock, or cash, for each outstanding share of the Registrant. Pursuant to the Agreement, the exchange ratio will be calculated as follows: (i) if the average closing price (as defined) of Crestar common stock is between $30 and $50, the exchange ratio will be the quotient (rounded to the nearest one-thousandth) of (a) $20.25 divided by
(b) the average closing price; (ii) if the average closing price is $50 or greater, the exchange ratio will be 0.405; and (iii) if the average closing price is $30 or less, the exchange ratio will be 0.675. The shareholders of American National will be given the option of exchanging their shares for cash rather than for Crestar common stock, provided that the number of shares that may be exchanged for cash will not in the aggregate exceed 40% of the outstanding shares of American National stock.

     Consummation of the Merger is subject to certain conditions, including the approval of the Registrant's stockholders and the receipt of all regulatory approvals. In connection with the Agreement, Registrant granted Crestar an option to purchase 792,000 shares of its common stock (the "Stock Option Agreement "), subject to the occurrence of certain specified events. The description of the Agreement, including the Stock Option Agreement, is qualified in its entirety by reference to the terms of the Agreement, including the Stock Option Agreement, copies of which are included as an exhibit to this Form 8-K.

Item 7.   Financial Statements, Pro Forma Financial Information
          and Exhibits.
          -----------------------------------------------------

     The following Exhibits are filed as part of this report:

     Exhibit 2 Agreement and Plan of Reorganization, dated as of June 23, 1997, among Crestar Financial Corporation, Crestar Bank, American National Bancorp, Inc. and American National Savings Bank, F.S.B., including the Stock Option Agreement between American National Bancorp, Inc. and Crestar Financial Corporation, the Plan of Merger of American National Bancorp, Inc. into Crestar Financial Corporation, and the Plan of Merger of American National Savings Bank, F.S.B. into Crestar Bank.

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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              AMERICAN NATIONAL BANCORP, INC.


DATE:  July 1, 1997           By:  /s/ A. Bruce Tucker
                                   ------------------------------
                                   A. Bruce Tucker
                                   President and Chief Executive
                                     Officer

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                          Exhibit Index

The following Exhibits are filed as part of this report:

     Exhibit 2 Agreement and Plan of Reorganization, dated as of June 23, 1997, among Crestar Financial Corporation, Crestar Bank, American National Bancorp, Inc. and American National Savings Bank, F.S.B., including the Stock Option Agreement between American National Bancorp, Inc. and Crestar Financial Corporation, the Plan of Merger of American National Bancorp, Inc. into Crestar Financial Corporation, and the Plan of Merger of American National Savings Bank, F.S.B. into Crestar Bank.

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